EXHIBIT 10.28 CONSULTING AGREEMENT THIS AGREEMENT (“Agreement”) is made and entered into as of January 29, 2019 by and between BlueLinx Corporation (“Company”), and D. Wayne Trousdale (“Consultant”). W I T N E S S E T H: WHEREAS, Company and Consultant are party to that certain Employment Agreement, dated April 19, 2018, and amended as of June 1, 2018 (the “Employment Agreement”); and WHEREAS, Consultant has indicated his intent to resign his employment with Company, effective April 19, 2019; WHEREAS, Company, BlueLinx Holdings Inc. (“BHI”), and each of their respective wholly-owned subsidiaries and affiliates (collectively, the “Company Group”) are engaged in the business of, among other things, the distribution, marketing, sourcing, supplying, and selling of wood, metal, and vinyl and other building products in domestic and international markets, and light manufacturing, fabrication, treating and painting of wood and other building materials (collectively, the “Company Business”); and WHEREAS, Consultant possesses significant knowledge and information with respect to the Company Business and other value-added services; and WHEREAS, in light of Consultant’s significant knowledge with respect to the Company Business, Company desires to engage Consultant as a consultant beginning on April 19, 2019 (the “Services Start Date”). NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Consultant agree as follows: 1. Engagement as Consultant. Subject to the terms and conditions of this Agreement, Company hereby engages Consultant to provide assistance, advice, and consultation, for up to three days per month (pro-rated for any partial month) to the Company’s Chief Executive Officer and his designee(s) relating to such matters as may be requested from time to time by the Company’s Chief Executive Officer or his designee(s) (collectively, the “Consulting Services”). Consultant hereby accepts such engagement from Company. In performing his obligations hereunder, Consultant shall report to Company’s Chief Executive Officer or his designee(s), as determined from time to time. Consultant’s obligation to perform the Consulting Services shall begin on the Services Start Date. 2. Compensation. (a) Compensation. In connection with his resignation of employment from BHI and Company in accordance with Section 3 hereof, and under and pursuant to this Agreement, Consultant shall be entitled to, and only to, the following compensation: (i) Company shall pay Consultant any accrued but unpaid Base Salary (as such term is defined in the Employment Agreement), and any properly reimbursable expenses that have been incurred but are unpaid, in each case as of the Services Start Date, which amounts shall be paid in a lump sum in cash on or before May 19, 2019.

(ii) During the Consulting Term (as defined below), Company shall pay Consultant as follows: (A) for the period from Services Start Date to, but not including, the first anniversary of the Services Start Date, an amount equal to $1,312,750, to be paid in twelve (12) equal installments on or before the 19th of each calendar month, with the first such installment being due and payable on or before May 19, 2019; and (B) for the period from and including the first anniversary of the Services Start Date to and including the last day of the Consulting Term, an amount equal to $400,000, to be paid in twenty-four (24) equal installments on or before the 19th of each calendar month, with the first such installment being due and payable on or before May 19, 2020. (iii) BHI and Company shall take such steps as are necessary to cause Consultant’s time-based and performance-based restricted stock units, entitling Consultant to receive 5,420 shares of BHI common stock, to be vested in full as of April 19, 2019, subject to Consultant’s agreement not to sell such shares for a period of six (6) months thereafter. (b) Expenses. Company shall reimburse Consultant for, or pay directly, all reasonable direct business expenses actually incurred by Consultant in performing his duties under this Agreement; provided, that Consultant obtains approval of such expenses from Company’s Chief Executive Officer in advance and incurs and accounts for such expenses in accordance with all of Company’s policies and directives as in effect from time to time. (c) Time of Payment. If any day on which a payment is due and payable under this Section 2 is not a business day, then the payment shall be due and payable on the next succeeding business day. 3. Resignation. Consultant hereby irrevocably resigns as Vice Chairman, Operating Companies, of BHI and Company, and as a member of the board of directors, board of managers or equivalent body (and any committees thereof on which he serves), and as an officer, of each and every other subsidiary of BHI (including, without limitation, Cedar Creek Corp., Cedar Creek, LLC, Astro Buildings Inc., and Lake States Lumber, Inc.) on which he may now serve, with effect as of April 19, 2019. This Section 3 constitutes a “Notice of Termination” under Section 5(c) of the Employment Agreement, and Consultant understands that this resignation will constitute a “Voluntary Resignation” under Section 5(b)(vi) of the Employment Agreement. Notwithstanding the provisions of Section 8(h) of the Employment Agreement, April 19, 2019 will constitute the “Date of Termination” under the Employment Agreement, and Consultant further understands that as a result of his resignation, following the Date of Termination, he will no longer be eligible to receive compensation or benefits under the Employment Agreement, and he acknowledges and agrees that he has no other right to compensation or benefits from the Company Group except as expressly provided for in Section 2 hereof. Consultant acknowledges that he is aware that, in accordance with the terms of the Employment Agreement, his obligations under Section 7 of the Employment Agreement will continue beyond the Date of Termination. 4. Restrictive Covenants. (a) Confidential Information. (i) Consultant shall hold in a fiduciary capacity for the benefit of Company all Confidential Information and Trade Secrets. During the period beginning on the Services Start Date and ending on the fifth (5th) anniversary thereof (the “Restricted Period”), Consultant shall not, without the prior written consent of Company, or as may otherwise be required by law or legal process, use, communicate, or divulge Confidential Information other than as necessary to perform his duties for Company. If the Confidential Information is deemed a trade secret under Georgia law, then the period for nondisclosure shall continue for the applicable period under Georgia Trade Secret laws in effect at the end 2 of the Restricted Period. In addition, except as necessary to perform his duties for Company, during the Restricted Period and thereafter for the applicable period under the Georgia Trade Secret laws in effect at the end of the Restricted Period, Consultant will not, directly or indirectly, transmit or disclose any Trade Secrets to any person or entity, and will not, directly or indirectly, make use of any Trade Secrets, for himself or any other person or entity, without the express written consent of Company. This provision will apply for so long as a particular Trade Secret retains its status as a trade secret under applicable law. The protection afforded to Trade Secrets and/or Confidential Information by this Agreement is not intended by the parties hereto to limit, and is intended to be in addition to, any protection provided to any such information under any applicable federal, state, or local law. Pursuant to the Defend Trade Secrets Act of 2016, Consultant understands that: (A) an individual may not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (1) is made (a) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (b) solely for the purpose of reporting or investigating a suspected violation of law; or (2) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding; and (B) further, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the employer’s trade secrets to the attorney and use the trade secret information in the court proceeding if the individual: (1) files any document containing the trade secret under seal; and (2) does not disclose the trade secret, except pursuant to court order. (ii) “Confidential Information” means knowledge or data relating to the Company Group that is not generally known to persons not employed or otherwise engaged by the Company Group, is not generally disclosed by the Company Group, and is the subject of reasonable efforts to keep it confidential. Confidential Information includes, but is not limited to, information regarding product or service cost or pricing, information regarding personnel allocation or organizational structure, information regarding the business operations or financial performance of the Company Group, sales and marketing plans, and strategic initiatives (independent or collaborative), information regarding existing or proposed methods of operation, current and future development and expansion or contraction plans, sale/acquisition plans, and non-public information concerning the legal or financial affairs of the Company Group. Confidential Information does not include information that has become generally available to the public by the act of one who has the right to disclose such information without violating any right or privilege of the Company Group. This definition is not intended to limit any definition of confidential information or any equivalent term under applicable federal, state or local law. (iii) “Trade Secrets” means all secret, proprietary or confidential information regarding the Company Group or that meets the definition of “trade secrets” within the meaning set forth in O.C.G.A. § 10-1-761. (iv) This Section 4(a) is not intended to restrict or limit any of the protected rights contained in Section 14 of this Agreement in any way. (b) Non-Solicitation of Protected Customers. (i) Consultant understands and agrees that the relationship between the Company Group and each of its Protected Customers constitutes a valuable asset of the Company Group and may not be converted to Consultant’s own use. Consultant hereby agrees that, during the Restricted Period, Consultant shall not, directly or indirectly, on Consultant’s own behalf or as a principal, owner, partner, shareholder, joint venturer, investor, member, trustee, director, officer, manager, employee, agent, representative, or consultant (a “Principal or Representative”) of any other individual or any corporation, partnership, joint venture, limited liability company, association or other entity, or enterprise (a “Person”), solicit, divert, take away, or attempt to solicit, divert, or take away a Protected Customer with which Consultant had contact while employed with Company or while engaged with Company hereunder for the 3 purpose of marketing, selling, or providing to the Protected Customer any goods or services substantially similar to the goods or services provided by the Company Group. (ii) “Protected Customer” means any then-existing customer to whom the Company Group sold its products or services at any time during Consultant’s employment with Company or while engaged with Company hereunder, and with respect to whom Consultant either (A) had business dealings on behalf of the Company Group; or (B) supervised or coordinated the dealings between the Company Group and the customer. (c) Non-Solicitation of Vendors. Consultant understands and agrees that the relationship between the Company Group and each of its vendors constitutes a valuable asset of the Company Group and may not be converted to Consultant’s own use. Consultant hereby agrees that, during the Restricted Period, Consultant shall not, directly or indirectly, on Consultant’s own behalf or as a Principal or Representative of any other Person, solicit, divert, take away, or attempt to solicit, divert, or take away or induce, any existing or prospective vendor of any member of the Company Group to reduce, terminate, or otherwise negatively alter its relationship with any member of the Company Group. (d) Non-Solicitation of Employees. Consultant understands and agrees that the relationship between the Company Group and each of its employees constitutes a valuable asset of the Company Group and may not be converted to Consultant’s own use. Consultant hereby agrees that, during the Restricted Period, Consultant shall not, directly or indirectly, on Consultant’s own behalf or as a Principal or Representative of any other Person, solicit or induce, or attempt to solicit or induce, any employee of the Company Group to terminate his or her employment with the Company Group or, for a period of no more than six (6) months after the employee is no longer employed by any member of the Company Group, to enter into employment with any other Person that is in competition with the Company Group. (e) Non-Competition. (i) During the Restricted Period, Consultant shall not render services substantially the same as the Consulting Services or the services rendered by Consultant to the Company Group during his employment with the Company Group to any Person that engages in or owns, invests in any material respect, operates, manages, or controls any venture or enterprise which substantially engages or proposes to substantially engage in Competitive Services in the continental United States of America. Notwithstanding the foregoing, nothing in this Agreement shall be deemed to prohibit the ownership by Consultant of not more than five percent (5%) of any class of securities of any corporation having a class of securities registered pursuant to the Securities Exchange Act of 1934, as amended. (ii) “Competitive Services” means selling, marketing, manufacturing or distributing products and/or services that are substantially similar to any of those sold, marketed, distributed, furnished or supplied by the Company during the Consulting Term. (f) Remedies; Specific Performance. (i) The parties acknowledge and agree that Consultant’s breach of any of the restrictions set forth in this Section 4 will result in irreparable and continuing damage to the Company Group for which there may be no adequate remedy at law. The parties further agree and acknowledge that Company, and each member of the Company Group, as applicable, shall be entitled to equitable relief, including specific performance and injunctive relief, as a remedy for any such breach and shall not be required to post bond in connection with obtaining such relief. Such equitable remedies shall be in addition 4 to any and all remedies, including damages, available to Company, or any member of the Company Group, as applicable, for such breaches by Consultant. (ii) Without limiting any other available remedies, and except as otherwise required by law, if Consultant commits a Material Breach of any of the restrictions set forth in this Section 4 and fails to remedy or cure such Material Breach within fifteen (15) business days after his receipt of written notice thereof from Company, Consultant shall not be entitled to any further payments set forth in Section 2 hereof, and shall be obligated to promptly repay to Company the amount of any payments previously made pursuant to Section 2 hereof. “Material Breach” means an intentional act or omission by Consultant that constitutes substantial non-performance of Consultant’s applicable obligations and causes material damage to Company. (g) Communication of Section 4 Obligations. During the Consulting Term and for two (2) years thereafter, Consultant will communicate his obligations under this Section 4 to any Person with which Consultant accepts employment or is considering an offer of employment. (h) No Limitation. Company’s rights under this Section 4 are in addition to, and not in lieu of, all other rights Company may have at law or in equity to protect its confidential information, trade secrets, and other proprietary interests. (i) Company Breach. Subject to and without waiver of Consultant’s other rights and remedies, if Company breaches its obligations to Consultant under Section 2, and such breach is not cured within thirty (30) days following Company’s receipt of written notice thereof from Consultant, the covenants set forth in this Section 4 shall have no further force or effect. 5. Term; Early Termination. (a) The term of this Agreement (the “Consulting Term”) shall commence on the date hereof and continue until the third anniversary of the Services Start Date, unless earlier terminated in accordance with the terms hereof. (b) Company shall have the right to terminate this Agreement at any time on written notice to Consultant if Consultant has committed a Material Breach of any of the restrictions set forth in Section 4 hereof or Section 7 of the Employment Agreement and failed to remedy or cure such Material Breach within fifteen (15) business days after his receipt of written notice thereof from Company. 6. Independent Contractor. Consultant’s relationship to Company hereunder shall be that of an independent contractor and nothing in this Agreement shall be construed to constitute or create a partnership, joint venture, employment or agency relationship, or any other relationship other than an independent contractor relationship between Consultant and Company. Consultant shall not be the agent of Company and shall have no authority to act on behalf of or to bind Company in any manner. As an independent contractor, Consultant is responsible for paying all required state and federal taxes and making contributions to government-sponsored benefit programs. Company will issue Consultant an Internal Revenue Service Form 1099 with respect to fees due for Consulting Services hereunder. Consultant agrees to report such income as required by federal and state laws. Consultant agrees to accept exclusive liability for complying with all applicable federal and state laws governing the payment of taxes by self-employed individuals. 7. Survival. Sections 3, 4, and 6 through 16 of this Agreement shall survive the termination of Consultant’s engagement for any reason whatsoever or the expiration of the Consulting Term, and shall remain in full force and effect after such termination in accordance with their respective terms. 5

8. Amendment and Waiver. The provisions of this Agreement may be amended or waived only with the prior written consent of Company and Consultant, and no course of conduct or failure or delay in enforcing the provisions of this Agreement is to affect the validity, binding effect or enforceability of this Agreement. 9. Severability. Whenever possible, each provision of this Agreement is to be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, that invalidity, illegality or unenforceability is not to affect any other provision or any other jurisdiction, and this Agreement is to be reformed, construed and enforced in the jurisdiction as if the invalid, illegal or unenforceable provision had never been contained herein. 10. Notices. Any notice provided for in this Agreement is to be in writing and is to be either personally delivered, sent by reputable overnight carrier or mailed by first class mail, return receipt requested, to the recipient at the address indicated as follows: If to Company: If to Consultant: Bluelinx Corporation D. Wayne Trousdale Attn: General Counsel ______________________________ 1950 Spectrum Circle ______________________________ Suite 300 (_____) _____-__________ Marietta, Georgia 30067 Facsimile: (770) 953-7008 or any other address or to the attention of any other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement is to be deemed to have been given when so delivered, sent or mailed. 11. Choice of Law. This Agreement is to be governed by the internal law, and not the laws of conflicts, of the State of Georgia. 12. Successors and Assigns. This Agreement is to bind and inure to the benefit of and be enforceable by Consultant, Company and their respective heirs, executors, personal representatives, successors, and assigns, except that neither party may assign any rights or delegate any obligations hereunder without the prior written consent of the other party. Consultant hereby consents to the assignment by Company of all of its rights and obligations under this Agreement to any successor to Company by merger or consolidation or purchase of all or substantially all of Company’s assets; provided, that the transferee or successor assumes Company’s liabilities under this Agreement. 13. Headings. The headings as to the contents of particular Sections are inserted only for convenience and shall not be construed as a part of this Agreement or as a limitation on or enlargement of the scope of any of the terms or provisions of this Agreement. 14. Protected Rights. Consultant understands that nothing contained in this Agreement limits Consultant’s ability to file a charge or complaint with the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission or any other federal, state or local governmental agency or commission (“Government Agencies”). Consultant further understands that this Agreement does not limit Consultant’s ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agencies, nor does this Agreement 6 impact or limit Consultant’s eligibility to receive an award for information provided to any Government Agencies. 15. Counterparts. This Agreement may be executed in separate counterparts, each of which is to be deemed to be an original and all of which taken together are to constitute one and the same agreement. 16. Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and contains the sole and entire agreement between the parties with respect to the matters covered hereby; provided that this Agreement shall not supersede the terms of the Employment Agreement that survive the termination of Consultant’s employment thereunder. [signatures on following page] 7

IN WITNESS WHEREOF, Company and Consultant have caused this Agreement to be executed as of the date first above written. COMPANY: BLUELINX CORPORATION By: /s/ Mitchell B. Lewis Mitchell B. Lewis President and Chief Executive Officer CONSULTANT: /s/ D. Wayne Trousdale D. Wayne Trousdale 8